Morgan Stanley Select Dimensions Investment Series Developing Growth Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2004 - December 31, 2004



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  Dex   7/27/  53,061  $19.00 $1,008,   8,300    0.02%  0.29%   Morgan  Merril
Media,    04    ,224          163,000                           Stanle     l
 Inc.                                                             y,     Lynch
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                JPMorg
                                                                 an,
                                                                Citigr
                                                                 oup,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties

                                                                Citigr
                                                                 oup,
Calamo  10/27  20,000  $18.00 $360,00   4,800    0.02%  0.14%   Merril  Merril
   s     /04    ,000           0,000                              l        l
 Asset                                                          Lynch    Lynch
Manage                                                          & Co.,
 ment                                                           Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                 Bank